SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006 (February 15, 2006)

AXIS CAPITAL HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Pitts Bay Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On February 15, 2006, AXIS Capital Holdings Limited (the “Company”) entered into an underwriting agreement by and among the Company, Banc of America Securities LLC and the selling shareholders listed on Schedule I thereto (the “Selling Shareholders”) for the sale of 3,150,000 common shares, par value $0.0125 of the Company (the “Common Shares”) held by the Selling Shareholders and attached to this report as Exhibit 1.1. The Common Shares will be sold under the Company’s Form S-3 shelf registration statement (File No. 333-118023). The Company will not receive any proceeds from the sale of the Common Shares by the Selling Shareholders.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits.

1.1         Underwriting Agreement, dated February 15, 2006, by and among the Company, Banc of America Securities LLC, as underwriter and the selling shareholders named in Schedule I thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2006	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Carol S. Rivers
Carol S. Rivers
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement, dated February 15, 2006, by and among the Company, Banc of America Securities LLC, as underwriter and the selling shareholders named in Schedule I thereto.